                                                                   EXHIBIT 10.96

                          FULL RECOURSE PROMISSORY NOTE

$1,000,000.00                                             Palo Alto, California

Date October 29, 2005


For value received, Jonathan Schwartz and Sophie Ziegler (collectively, "Borrower") hereby promise to pay to Sun Microsystems, Inc., a Delaware corporation (Lender), at its offices at 901 San Antonio Rd., Palo Alto, California, or at such other place as Lender may from time to time designate in writing, the principal sum of One Million Dollars ($1,000,000.00) on the following terms:

1. Payment: The principal due pursuant to this Note shall be paid in full on or before October 29, 2005 in lawful money of the United States. This Note shall bear interest at the rate of four and eighty-two one hundredths percent (4.82 %) per annum, compounded annually. This Note may be prepaid at any time.

2. Default and Acceleration:

        A. Full Acceleration: Unless otherwise prohibited by law, upon the occurrence of any of the following events, the Lender or the holder of this Note may, without demand or notice, declare the entire balance of principal of this Note, and any accrued interest, to be immediately due and payable:

(i) Borrower defaults in the payment of principal when due pursuant to the terms hereof or defaults in the performance of any obligation of Borrower or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrower for the purpose of securing this Note;

(ii) (60) days after (a) Lender is notified that Borrower (with respect to references to employment terms herein, Borrower shall refer to Mr. Schwartz) is terminating his employment with Lender, or (b) Lender terminates Borrower's employment for cause, as defined below.

        B. Partial Acceleration:

(i) In the event that Borrower's employment is terminated by Lender other than for cause or if Borrower dies or is disabled for a period of more than six (6) months, principal due hereunder and any accrued interest, shall be accelerated and shall be paid fifty percent (50%) of the principal in twelve (12) equal monthly installments, with the first such monthly payment due on the effective date of termination and the successive monthly payments being due on the first of each month thereafter. The remaining fifty percent (50%) of the principal shall be due in a balloon payment at the end of the thirteenth month following the date hereof. Notwithstanding the foregoing, in no event shall such a termination or the foregoing payment schedule extend the due date of this Note beyond the due date set out in paragraph 1, hereinabove.

(ii) For purposes of this Note, the term "cause" shall mean Borrower's misfeasance, malfeasance or misconduct, dishonesty or gross negligence in connection with his employment. The term disabled shall have the meaning set out in the Sun Microsystems, Inc. Long Term Disability Plan, as the same may be amended from time to time.

3. Full Recourse: The obligation of payment under this Note is unsecured. Notwithstanding the foregoing, the Lender shall have FULL RECOURSE against any and all assets of the Borrower in the event of the occurrence of a default under the terms of this Note.

4. Attorneys' Fees: In the event of any default hereunder, Borrower hereby promises to pay all costs of collection, including reasonable attorneys fees incurred by Lender hereof on account of such collection, whether or not suit is filed hereon.

5. Waiver: The waiver by Lender hereof of any breach of or default under any terms, covenant or condition contained herein or in any of the agreements referred to above shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of or default under the same or any other such term, covenant or condition.

6. No Usury: Borrower hereby represents and warrants that at no time shall the proceeds of the indebtedness evidenced hereby be used primarily for personal, family, or household purposes as that term is defined and used in Article XV of the California Constitution (as amended from time to time).

7. General Provisions: This Note shall be governed by and construed in accordance with the laws of the State of California. The makers, guarantors and endorsers of this Note hereby severally waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part or the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law. The terms of this Note constitute the entire agreement and understanding between the parties and supersede all previous communications, representations or agreements, whether written or oral, with respect to the subject matter hereof.

BORROWER: /s/ Jonathan Schwartz
         ----------------------------

BORROWER: /s/ Sophie Ziegler
         ----------------------------

                                PROMISSORY NOTE
                        SECURED BY SUN MICROSYSTEMS, INC.
                                  COMMON STOCK

$1,000,000                                                       Santa Clara, CA
                                                                   June 28, 2002



FOR VALUE RECEIVED, the undersigned, Jonathan I. Schwartz (the "Employee") and Sophie Ziegler (jointly and severally, the "Borrowers"), promise to pay to Sun Microsystems, Inc., a Delaware corporation ("Lender"), at 4120 Network Circle, Santa Clara, CA (or at such other place as Lender may from time to time designate by written notice to Borrowers), in lawful money of the United States, the principal sum of One Million Dollars ($1,000,000) (sometimes referred to herein as the "Loan"), on the following terms:

1.  Payment:

        A. Payment: The principal and any unpaid interest due pursuant to this Note shall be paid in full on or before June 30, 2006 in lawful money of the United States.

        B.  This Note may be prepaid at any time.

2. Interest: Interest on the outstanding principal balance of this Note shall accrue at the prime rate of interest plus two percent (2%) being, six and seventy-five one hundredths percent (6.75%) per annum (the "Interest Rate"), compounded semi-annually. While any failure of Borrowers of obligations under this Note exists, or after Full Acceleration, as defined below, Borrowers shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding amounts under this Note at a rate per annum which is determined by adding two percent (2%) per annum to the Interest Rate then in effect for this Note. Interest shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) months.

3. Security: Borrowers shall ensure that at all times the obligations of Borrowers, now existing or hereafter arising, owing to Lender under this Note, and each obligation of performance by Borrowers hereunder, shall be collateralized with a fully perfected, first priority lien on Sun Microsystems, Inc. common stock (the "Sun Stock"), subject to no other liens of any other persons, equal or exceeding in Fair Market Value an aggregate amount equaling or exceeding one hundred percent (100%) of the aggregate outstanding principal, accrued and unpaid interest and such other amounts payable under this Note (the "Collateral Maintenance Amount") pursuant to documentation in form and substance satisfactory to Lender. Such collateral shall be maintained in an escrow account at EquiServe Trust Company, N.A. (the "Escrow"). The Fair Market Value of the Sun Stock held in the Escrow shall be determined on each January 1 and July 1 (the "Maintenance

Date") until all amounts under this Note are repaid in full. In the event that the Fair Market Value of the Sun Stock as of any Maintenance Date is less than the Collateral Maintenance Amount as of such Maintenance Date, Borrowers shall promptly contribute additional shares of Sun Stock to the Escrow with a Fair Market Value equal to such deficiency. For purposes of this paragraph, "Fair Market Value" means, with respect to the Sun Stock, for any day, the reported last sale price per share on Nasdaq, or, if the Sun Stock is not admitted to trading on Nasdaq, on the principal national securities exchange or inter-dealer quotation system on which the Sun Stock is listed or admitted to trading, or if not admitted to trading on Nasdaq, or listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the closing bid price per share in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by Lender for that purpose.

This Note is secured by One Hundred Ninety Two Thousand Three Hundred Seventy Four (192,374) shares of Sun Stock. Borrowers shall deliver the Sun Stock to Lender or Lender's designated agent simultaneously with receipt of the Loan by Borrowers, or Borrowers' designated agent.

4. Default and Acceleration:

A. Full Acceleration: Unless otherwise prohibited by law, upon the occurrence of any of the following events, the Lender shall have the option, without demand or notice, to declare the entire balance of principal of this Note together with all accrued interest to be immediately due and payable:

(1) Borrowers default in the payment of principal when due pursuant to the terms hereof or default in the performance of any obligation of Borrowers or any other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrowers for the purpose of securing this Note or which affects the Security.

(2) Borrowers, without the prior written consent of Lender, voluntarily or by operation of law sell, convey, assign, encumber, mortgage or otherwise transfer, all or substantially all, or any portion of, or interest in the Security.

(3) Sixty (60) days after (a) Lender is notified that Employee is terminating his employment with Lender, or (b) Lender terminates Borrower's employment for cause, as defined below.

B. Partial Acceleration:

    (1) In the event that Employee's employment is terminated by Lender other than for cause or if Employee dies or is disabled for a period of more than six months, principal due hereunder shall be accelerated and shall be paid fifty percent (50%) of the principal in twelve (12) equal quarterly installments, with the first such quarterly payment due on the effective date of termination and the successive quarterly payments being due each three months thereafter on the same day of each such months (i.e., if termination is on February 3, payments are due on each succeeding May 3, August 3, November 3 and February 3). The remaining fifty percent (50%) of the principal shall be due in a balloon payment at the end of the thirteenth quarter following the date hereof. Notwithstanding the foregoing, in no event shall such a termination or the foregoing payment schedule extend the due date of this Note beyond June 30, 2006.

(2) For purposes of this Note, the term "cause" shall mean Employee's misfeasance, malfeasance or misconduct, dishonesty or gross negligence in connection with his employment.

5. Full Recourse: The Lender shall have full recourse against any and all assets of the Borrowers in the event of the occurrence of a default under the terms of this Note.

6. Attorneys' Fees: In the event of Borrowers' default hereunder, Borrowers shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

7. Waiver: The waiver by Lender hereof of any breach of or default under any terms, covenant or condition contained herein or in any of the agreements referred to above shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of or default under the same or any other such term, covenant or condition.

8. No Usury: Borrowers hereby represent and warrant that at no time shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrowers and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrowers results in Borrowers having paid any interest in excess of that permitted by law, then it is Borrowers' and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrowers), and the provisions of this Note immediately be deemed reformed and the amounts therefore collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

9. General Provisions: This Note shall be governed by and construed in accordance with the laws of the State of California. The makers of this Note hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrowers hereby waive the defense of the statute of limitations in any action on this Note to the extent permitted by law. The terms of this Note constitute the entire agreement and understanding between the parties and supercede all previous communications, representations or agreements, whether written or oral, with respect to the subject matter hereof.

10. THIS NOTE AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS MATTER.

                                      AS BORROWERS

                                      /s/ Jonathan I. Schwartz
                                      --------------------------------
                                      Name: Jonathan I. Schwartz

                                      /s/ Sophie Ziegler
                                      --------------------------------
                                      Name:  Sophie Ziegler

                                CANCELLATION OF
                                PROMISSORY NOTES

In consideration for a loan in the amount of Two Million Dollars ($2,000,000) (the "New Loan") from Sun Microsystems, Inc. (the "Company") to Jonathan I. Schwartz and Sophie Ziegler (jointly and severally, the "Borrowers"), the parties agree to the consolidation of Borrowers outstanding promissory notes, being that certain Full Recourse Promissory Note dated October 29, 2001 in the amount of One Million Dollars ($1,000,000), and that certain Promissory Note Secured by Sun Microsystems, Inc. Common Stock dated June 28, 2002 in the amount of One Million Dollars ($1,000,000) both executed by Borrowers in favor of the Company (jointly referred to as the "Old Notes"), with the New Loan. Accordingly, upon execution by Borrowers of a promissory note in the aggregate amount of Four Million Dollars ($4,000,000) on terms agreed by the parties, the Company will cancel the Old Notes.

Dated:  July 18, 2002


SUN MICROSYSTEMS, INC.                      BORROWERS

                                            /s/ Jonathan I. Schwartz
                                            ------------------------
By:      /s/ Stephen T. McGowan             Jonathan I. Schwartz
         ----------------------

Name: Stephen T. McGowan                    /s/ Sophie Ziegler
                                            ------------------
                                            Sophie Ziegler

Title:  Executive Vice President, Corporate
        Resources and Chief Financial Officer

                                PROMISSORY NOTE
                        SECURED BY SUN MICROSYSTEMS, INC.
                                  COMMON STOCK

$4,000,000                                                       Santa Clara, CA

                                                                   July 19, 2002

WHEREAS, the undersigned, Jonathan I. Schwartz (the "Employee") and Sophie Ziegler (jointly and severally, the "Borrowers"), executed that certain Full Recourse Promissory Note dated October 29, 2001 in the amount of One Million Dollars ($1,000,000), and Borrowers also executed that certain Promissory Note Secured by Sun Microsystems, Inc. Common Stock dated June 28, 2002 in the amount of One Million Dollars ($1,000,000) (hereinafter jointly referred to as the "Old Notes"), both in favor of Sun Microsystems, Inc. (the "Lender"); and

WHEREAS, Borrowers now wish to consolidate the Old Notes with a new note in the amount of Two Million Dollars ($2,000,000) that Borrowers desire to execute in favor of Lender for an aggregate note amount of Four Million Dollars ($4,000,000), and in that regard, Borrowers and Lender have executed that certain Cancellation of Promissory Notes dated July 18, 2002 to cancel the Old Notes;

NOW THEREFORE, Borrowers hereby undertake the following:

FOR VALUE RECEIVED, Borrowers promise to pay to Sun Microsystems, Inc., a Delaware corporation ("Lender"), at 4150 Network Circle, Santa Clara, CA (or at such other place as Lender may from time to time designate by written notice to Borrowers), in lawful money of the United States, the principal sum of Four Million Dollars ($4,000,000) (the "Note"), on the following terms:

1.  Payment:

    A. Payment: The principal and any unpaid interest due pursuant to this Note shall be paid in full on or before June 30, 2006 in lawful money of the United States.

    B.     This Note may be prepaid at any time.

2. Interest: Interest on the outstanding principal balance of this Note shall accrue at the prime rate of interest plus two percent (2%) being, six and seventy-five one hundredths percent (6.75%) per annum (the "Interest Rate"), compounded semi-annually. While any failure of Borrowers of obligations under this Note exists, or after Full Acceleration, as defined below, Borrowers shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding amounts under this Note at a rate per annum which is determined by adding two percent (2%) per annum to the Interest Rate then in effect for this Note. Interest shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) months.

3. Security: Borrowers shall ensure that at all times the obligations of Borrowers, now existing or hereafter arising, owing to Lender under this Note, and each obligation of performance by Borrowers hereunder, shall be collateralized with a fully perfected, first priority lien on Sun Microsystems, Inc. common stock (the "Sun Stock"), subject to no other liens of any other persons, equal or exceeding in Fair Market Value an aggregate amount equaling or exceeding one hundred percent (100%) of the aggregate outstanding principal, accrued and unpaid interest and such other amounts payable under this Note (the "Collateral Maintenance Amount") pursuant to documentation in form and substance satisfactory to Lender. Such collateral shall be maintained in an escrow account at EquiServe Trust Company, N.A. (the "Escrow"). The Fair Market Value of the Sun Stock held in the Escrow shall be determined on each January 1 and July 1 (the "Maintenance Date") until all amounts under this Note are repaid in full. In the event that the Fair Market Value of the Sun Stock as of any Maintenance Date is less than the Collateral Maintenance Amount as of such Maintenance Date, Borrowers shall promptly contribute additional shares of Sun Stock to the Escrow with a Fair Market Value equal to such deficiency. For purposes of this paragraph, "Fair Market Value" means, with respect to the Sun Stock, for any day, the reported last sale price per share on Nasdaq, or, if the Sun Stock is not admitted to trading on Nasdaq, on the principal national securities exchange or inter-dealer quotation system on which the Sun Stock is listed or admitted to trading, or if not admitted to trading on Nasdaq, or listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the closing bid price per share in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by Lender for that purpose.

This Note is secured by Seven Hundred Twenty Three Thousand Five Hundred Seventeen (723,517) shares of Sun Stock. Borrowers shall deliver the Sun Stock to Lender or Lender's designated agent simultaneously with receipt of the funds under this Note by Borrowers, or Borrowers' designated agent.

4. Default and Acceleration:

A. Full Acceleration: Unless otherwise prohibited by law, upon the occurrence of any of the following events, the Lender shall have the option, without demand or notice, to declare the entire balance of principal of this Note together with all accrued interest to be immediately due and payable:

(1) Borrowers default in the payment of principal when due pursuant to the terms hereof or default in the performance of any obligation of Borrowers or any other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrowers for the purpose of securing this Note or which affects the Security.

(2) Borrowers, without the prior written consent of Lender, voluntarily or by operation of law sell, convey, assign, encumber, mortgage or otherwise transfer, all or substantially all, or any portion of, or interest in the Security.

(3) Sixty (60) days after (a) Lender is notified that Employee is terminating his employment with Lender, or (b) Lender terminates Borrower's employment for cause, as defined below.

B. Partial Acceleration:

(1) In the event that Employee's employment is terminated by Lender other than for cause or if Employee dies or is disabled for a period of more than six months, principal due hereunder shall be accelerated and shall be paid fifty percent (50%) of the principal in twelve (12) equal quarterly installments, with the first such quarterly payment due on the effective date of termination and the successive quarterly payments being due each three months thereafter on the same day of each such months (i.e., if termination is on February 3, payments are due on each succeeding May 3, August 3, November 3 and February 3). The remaining fifty percent (50%) of the principal shall be due in a balloon payment at the end of the thirteenth quarter following the date hereof. Notwithstanding the foregoing, in no event shall such a termination or the foregoing payment schedule extend the due date of this Note beyond June 30, 2006.

(2) For purposes of this Note, the term "cause" shall mean Employee's misfeasance, malfeasance or misconduct, dishonesty or gross negligence in connection with his employment.

5. Full Recourse: The Lender shall have full recourse against any and all assets of the Borrowers in the event of the occurrence of a default under the terms of this Note.

6. Attorneys' Fees: In the event of Borrowers' default hereunder, Borrowers shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

7. Waiver: The waiver by Lender hereof of any breach of or default under any terms, covenant or condition contained herein or in any of the agreements referred to above shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of or default under the same or any other such term, covenant or condition.

8. No Usury: Borrowers hereby represent and warrant that at no time shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrowers and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrowers results in Borrowers having paid any interest in excess of that permitted by law, then it is Borrowers' and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrowers), and the provisions of this Note immediately be deemed reformed and the amounts therefore collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

9. General Provisions: This Note shall be governed by and construed in accordance with the laws of the State of California. The makers of this Note hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrowers hereby waive the defense of the statute of limitations in any action on this Note to the extent permitted by law. The terms of this Note constitute the entire agreement and understanding between the parties and supercede all previous communications, representations or agreements, whether written or oral, with respect to the subject matter hereof.

10. THIS NOTE AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS MATTER.

                                                   AS BORROWERS

                                                   /s/  Jonathan I. Schwartz
                                                   --------------------------
                                                   Name: Jonathan I. Schwartz

                                                   /s/ Sophie Ziegler
                                                   --------------------------
                                                   Name: Sophie Ziegler